                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 12, 2002



                              SunTrust Banks, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Georgia               001-08918                     58-1575035
------------------------  ----------------------   -----------------------------
(State of incorporation)  Commission File Number   (IRS employer identification)



        303 Peachtree St., NE
           Atlanta, Georgia                                   30308
----------------------------------------           -----------------------------
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: 404-588-7711

Item 4.  Changes to Registrant's Certifying Accountants

On February 12, 2002 SunTrust Banks, Inc. ("SunTrust") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent accountants, effective immediately. This determination followed SunTrust's decision to seek proposals from independent accountants to audit SunTrust's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain PricewaterhouseCoopers was approved by SunTrust's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on SunTrust's 2001 financial statements has not yet been issued, but is expected to be issued in March, 2002, in conjunction with the filing of SunTrust's Annual Report on Form 10-K for the year ended December 31, 2001.

During SunTrust's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through February 12, 2002, there were no disagreements between SunTrust and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within SunTrust's two most recent fiscal years and the subsequent interim period through February 12, 2002.

The audit reports of Andersen on the consolidated financial statements of SunTrust and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

During SunTrust's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through February 12, 2002, SunTrust did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

                  Number   Exhibit
                  16.1     Letter of Arthur Andersen LLP
                           regarding change in certifying
                           accountant

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SUNTRUST BANKS, INC.



                                          By:      /s/ John W. Spiegel
                                              ---------------------------------
                                                   John W. Spiegel
                                                   Vice Chairman and
                                                   Chief Financial Officer


Date:  February 19, 2002